UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 20, 2006

(Date of Earliest Event Reported)
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ISRAEL TECHNOLOGY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	Commission File:	20-2374143
(State or Other Jurisdiction of Incorporation or Organization)	000-51259	(I.R.S. Employer Identification No.)

7 Gush Etzion, 3rd Floor, Givaat Shmuel, Israel
(Address of Principal Executive Offices)

(011) 972-3-532-5918
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ISRAEL TECHNOLOGY ACQUISITION CORP. (THE “COMPANY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING THE COMPANY’S SECURITIES, REGARDING ITS MERGER WITH IXI MOBILE, INC. (“IXI”), AS DESCRIBED IN THE COMPANY’S CURRENT REPORT ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 2006. THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF THE COMPANY’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2005, AND MAXIM GROUP (“MAXIM”), A MEMBER OF THE UNDERWRITING SYNDICATE FOR THE IPO, ARE ASSISTING THE COMPANY IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF THEIR OUT-OF-POCKET EXPENSES. THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC AND MAXIM MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL MEETING OF THE COMPANY’S STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE COMPANY’S PRELIMINARY PROXY STATEMENT/PROSPECTUS AND DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S FINAL PROSPECTUS, DATED JULY 12, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND OF EBC AND MAXIM AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ISRAEL TECHNOLOGY ACQUISITION CORP., 7 GUSH ETZION, 3RD FLOOR, GIVAAT SHMUEL, ISRAEL 54030. THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01. Entry into a Material Definitive Agreement

1.  On June 20, 2006, Israel Technology Acquisition Corp. (the “Company”) executed a certification (the “SP Certification”), effective June 19, 2006, in favor of Southpoint Master Fund LP (“Southpoint”). The SP Certification was provided by the Company in order to support a loan agreement dated June 19, 2006 (the “Loan Agreement”), as amended as of June 26, 2006, entered into by and between Southpoint, IXI Mobile, Inc. (“IXI”) and IXI Mobile (R&D) Ltd. (“IXI R&D”), a wholly owned subsidiary of IXI. The Company, ITAC Acquisition Subsidiary Corp. (the “ITAC Subsidiary”), a wholly owned subsidiary of the Company, and IXI are parties to an Agreement and Plan of Merger, dated February 28, 2006 (the “Merger Agreement”), under which the ITAC Subsidiary, subject to the fulfilment of certain conditions, will merge with and into IXI (the “Merger”) following which IXI will become a wholly owned subsidiary of the Company.

The Merger Agreement requires IXI to obtain the Company’s prior approval of certain transactions, including the transactions contemplated by the Loan Agreement. The Loan Agreement provides that the Company furnish the SP Certification in connection with its approval of IXI’s participation therein. The Loan Agreement provides for financing to IXI R&D in the principal amount of $20,000,000, evidenced by convertible promissory notes of IXI R&D with IXI acting in the capacity as guarantor thereunder. The notes bear interest at the rate of 10% per annum prior to the Merger. The notes are payable, subject to a conversion right described below, within 60 business days of the closing of the Merger.

By entering into the SP Certification, the Company has confirmed that (i) the Merger Agreement has been duly and validly executed by the Company and is a binding obligation on the Company, (ii) the Company’s Board of Directors has unanimously granted approval for IXI and IXI (R&D) to enter into the Loan Agreement and has unanimously approved the execution by the Company of the SP Certification and (iii) each representation and warranty of the Company contained in the Merger Agreement that was qualified as to materiality was true and correct as of the date of the Merger Agreement and that each representation and warranty of the Company contained in the Merger Agreement that was not qualified as to materiality was true and correct in all material respects as of the date of the Merger Agreement.

Additionally by executing the SP Certification, the Company, subject to and conditional upon the consummation of the Merger, has certified and agreed that all of IXI’s and IXI R&D’s obligations under the Loan Agreement will be assumed by the Company in their entirety at the time the Merger is effective. As a result, upon consummation of the Merger, Southpoint shall be entitled, among other things, to: (i) convert all or any part of any outstanding principal amount of its convertible promissory notes of IXI R&D and all or any part of any accrued interest thereon into shares of the Company’s Common Stock (“ITAC Stock”) at a conversion price of $6.50 per share as provided in the Loan Agreement and (ii) receive six hundred thousand (600,000) shares of ITAC Stock upon the consummation of the Merger. Additionally, to induce Southpoint to convert at least 50% of its outstanding loan into ITAC Stock (the “Conversion Inducement Threshold”) upon the consummation of the Merger, the Company will issue to Southpoint warrants to purchase ITAC Stock (“ITAC Warrants”) to the extent that Southpoint meets or exceeds the Conversion Inducement Threshold. The number of ITAC Warrants to be issued by the Company to Southpoint will be calculated at the rate of 0.0357 of an ITAC Warrant for each converted dollar, with an aggregate of 714,286 ITAC Warrants being issued to Southpoint if the entire debt to Southpoint is converted. The ITAC Warrants will be identical to the Company’s currently outstanding warrants (“ITAC Public Warrants”) issued in connection with its initial public offering.

If the Merger is consummated, the Company has further agreed, among other things, to reserve a sufficient amount of shares of its equity securities to effectuate the issuance to Southpoint of the ITAC Stock at the effective time and has committed that shares of ITAC Stock issued to Southpoint will be duly authorized, validly issued, fully paid and non-assessable. Additionally, subject to Southpoint’s execution of a lock-up letter in substantially the same form as those executed by IXI’s shareholders in connection with the Merger Agreement, to grant to Southpoint registration rights with respect to all shares of ITAC Stock which Southpoint may receive pursuant to the Loan Agreement and the SP Certification (such registration rights being equivalent to the demand and piggyback registration rights granted to significant shareholders of IXI in connection with the Merger Agreement).

Southpoint, by accepting the SP Certification, has agreed that it will have no right or claim of any kind in or to any monies in the Company’s trust fund in the amount of $33,812,870 (the “Trust Fund”) as of March 31, 2006, for the benefit of the Company’s stockholders and has waived any claims it may have in the future as a result of any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The foregoing will not be construed to constitute a waiver of any claim by Southpoint against the Company in the event that the Merger is consummated.

2. On June 20, 2006, the Company executed a certification (the "G/L Certification"), effective June 19, 2006, in favor of Gemini Israel III Limited Partnership, Gemini Israel III Parallel Fund Limited Partnership, Gemini Israel III Overflow Fund Limited Partnership, Gemini Partner Investors Limited Partnership (collectively “Gemini”) and Landa Ventures Ltd. ("Landa"). Gemini and Landa are both major stockholders of IXI. The G/L Certification was provided by the Company in connection with a Letter Agreement executed simultaneously with the G/L Certification and effective June 19, 2006 (the "G/L Letter Agreement") entered into by Gemini, Landa, IXI and IXI R&D providing for the terms and conditions pursuant to which Gemini and Landa will extend a guaranty previously provided by Gemini and Landa in favor of IXI R&D to secure IXI R&D’s debt, in the principal amount of $8 million, to Bank Leumi Le'Israel Ltd. (the "Bank") and the terms and conditions under which Gemini and Landa may assume the debt of IXI R&D (or any portion thereof) to the Bank. The G/L Letter Agreement was entered into by the parties thereto in connection with the Loan Agreement and incorporates certain of the provisions of the Loan Agreement.

The G/L Certification is substantially similar to the SP Certification except for certain differences necessary to reflect the Company’s approval of IXI and IXI R&D entering into the G/L Letter Agreement and the Company assuming all of IXI’s and IXI R&D’s obligations pursuant to the G/L Letter Agreement, subject to and conditional upon the consummation of the Merger, in addition to the obligations assumed pursuant to the Loan Agreement. Gemini and Landa will be entitled to receive a total amount of two hundred and forty thousand (240,000) shares of ITAC Stock pursuant to the provisions of the G/L Letter Agreement and the Loan Agreement, together with ITAC Warrants on Gemini and Landa meeting or exceeding the Conversion Inducement Threshold as set forth above in the event that Gemini and Landa assume all or a portion of IXI R&D’s debt to the Bank. The number of ITAC Warrants to be issued by the Company to Gemini and Landa will be calculated at the rate of 0.0357 of an ITAC Warrant for each converted dollar, with an aggregate of 285,714 ITAC Warrants being issued to Gemini and Landa if this entire debt is converted. The ITAC Warrants will be identical to the ITAC Public Warrants. Any assumed debt is repayable or convertible on the same terms as the notes under the Loan Agreement.

The preceding is qualified in its entirety by reference to the Loan Agreement, as amended, SP Certification, G/L Certification and G/L Letter Agreement, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Please see the disclosure set forth above in Item 1.01.

Item 8.01 Other Events

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of IXI, dated June 21, 2006, reporting IXI's entering into of the Loan Agreement.

The information set forth in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	Loan Agreement, dated as of June 19, 2006, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and the lenders named therein.

10.2	Certification, executed June 20, 2006 and effective June 19, 2006, by Israel Technology Acquisition Corp. to Southpoint Master Fund LP.

10.3	Certification, executed June 20, 2006 and effective June 19, 2006 by Israel Technology Acquisition Corp. to Gemini Israel Funds, Landa Ventures Ltd. and the investors named therein.

10.4	Letter Agreement, executed June 20, 2006 and effective June 19, 2006 by and among IXI Mobile, Inc, IXI Mobile (R&D) Ltd. Gemini Israel Funds and Landa Ventures.

10.5	First Amendment to the Loan Agreement, dated as of June 26, 2006, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and Southpoint Master Fund LP.

99.1	Press Release of IXI, dated June 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2006

ISRAEL TECHNOLOGY ACQUISITION CORP.

By:	/s/ Israel Frieder
	Name:	Israel Frieder
	Title:	Chairman